As filed with the Securities and Exchange Commission on September 11, 1998
                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                           THE SPORTS AUTHORITY, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                     5940                                    36-3511120
(State or other jurisdiction       (Primary Standard Industrial                  (I.R.S. Employer
of incorporation or organization)   Classification Code Number)               Identification Number)

                             3383 NORTH STATE ROAD 7
                         FORT LAUDERDALE, FLORIDA 33319
                                 (954) 735-1701

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                -----------------

                             FRANK W. BUBB III, ESQ.
                           THE SPORTS AUTHORITY, INC.
                             3383 NORTH STATE ROAD 7
                         FORT LAUDERDALE, FLORIDA 33319
                                 (954) 735-1701

(Name and address, including zip code, and telephone number, including area code, of agent for service)

                                 WITH A COPY TO:

                             JOHN S. FLETCHER, ESQ.
                           MORGAN, LEWIS & BOCKIUS LLP
                        5300 FIRST UNION FINANCIAL CENTER
                          200 SOUTH BISCAYNE BOULEVARD
                              MIAMI, FLORIDA 33131
                                 (305) 579-0432

                                   -----------


                  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED
                SALE TO THE PUBLIC: FROM TIME TO TIME AFTER THIS
                    REGISTRATION STATEMENT BECOMES EFFECTIVE.

                                   -----------


         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333- 16877
                               ------------------

                         CALCULATION OF REGISTRATION FEE

        Title of each class of          Amount to be        Proposed maximum          Proposed maximum           Amount of
     securities to be registered        registered       offering price per unit  aggregate offering price (1)registration fee
-------------------------------------  -------------    ------------------------  --------------------------- -----------------
5 1/4% Convertible Subordinated Notes   $1,000,000            100.00%                 $1,000,000               $295.00
due September 15, 2001................
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share   30,641 (2)            -------                   -------                -------
-------------------------------------------------------------------------------------------------------------------------------

        If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

                              --------------------


(1) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(i).

(2) Such number represents the number of shares of Common Stock initially issuable upon conversion of the Notes registered hereby and, pursuant to Rule 416 under the Securities Act of 1933, as amended, such indeterminate number of shares of Common Stock as may be issued from time to time upon conversion of the Notes by reason of adjustment of the conversion price under certain circumstances outlined in the Prospectus.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The contents of the Registration Statement on Form S-3 filed by The Sports Authority, Inc. (the "Company") with the Securities and Exchange Commission (File No. 333-16877) pursuant to the Securities Act of 1933, as amended, are incorporated by reference into this Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                                    EXHIBITS

Exhibits.

      All exhibits filed with or incorporated by reference in Registration Statement No. 333-16877 incorporated by reference into, and shall be deemed a part of this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein from Registration Statement No. 333-16877. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference.

EXHIBIT NO.       DESCRIPTION

5.1      Opinion of Morgan, Lewis & Bockius LLP*
23.1     Consent of Price Waterhouse LLP*

----------------
* Filed herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida, on September 10, 1998.

                                            THE SPORTS AUTHORITY, INC.

                                            By:           *
                                            ------------------------------------
                                            Name:    Jack A. Smith
                                            Title:   Chairman of the Board and
                                                     Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                 CAPACITY IN WHICH SIGNED                        DATE

         *                                 Chairman of the Board and Chief Executive Officer        September 10, 1998
---------------------------------------
Jack  A. Smith                             (Principal Executive Officer)


         *                                 President, Chief Operating Officer and Director          September 10, 1998
---------------------------------------
Richard J. Lynch, Jr.

         *                                 Senior Vice President and Chief Financial Officer        September 10, 1998
---------------------------------------
Anthony F. Crudele                         (Principal Financial and Accounting Officer)

         *                                 Director                                                 September 10, 1998
---------------------------------------
Nicholas A. Buoniconti

         *                                 Director                                                 September 10, 1998
---------------------------------------
Steve Dougherty

         *                                 Director                                                 September 10, 1998
---------------------------------------
Carol Farmer




         *                                 Director                                                 September 10, 1998
----------------------
W. Mitt Romney




----------------

*By:  /S/ FRANK W. BUBB III
      Frank W. Bubb III,
      Attorney-in-Fact

                                                   EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

5.1              Opinion of Morgan, Lewis & Bockius LLP
23.1             Consent of Price Waterhouse LLP